GOVERNMENT OBLIGATIONS PORTFOLIO AS OF JUNE 30, 1999

PORTFOLIO OF INVESTMENTS (UNAUDITED)

MORTGAGE PASS-THROUGHS -- 95.5%


                                                    PRINCIPAL
                                                    AMOUNT
                                                    (000'S
                                                    OMITTED)     VALUE
------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
   5.00%, with various maturities to 2003             $    145   $     143,699
   5.25%, with various maturities to 2005                   75          73,969
   5.50%, with various maturities to 2011                  300         296,662
   6.00%, with various maturities to 2022                1,180       1,173,211
   6.25%, with various maturities to 2013                  300         299,234
   6.50%, with various maturities to 2022               10,770      10,772,882
   6.75%, with various maturities to 2008                  283         283,895
   7.00%, with various maturities to 2019                5,877       5,920,564
   7.25%, with maturity at 2003                            584         590,855
   7.50%, with various maturities to 2020                9,678       9,834,517
   7.75%, with various maturities to 2018                1,928       1,965,587
   8.00%, with various maturities to 2026               39,767      40,864,498
   8.25%, with various maturities to 2017               14,774      15,228,355
   8.50%, with various maturities to 2018               17,403      18,106,586
   8.75%, with various maturities to 2016               10,906      11,310,623
   9.00%, with various maturities to 2020               15,536      16,198,599
   9.25%, with various maturities to 2010                4,951       5,201,534
   9.50%, with various maturities to 2016                6,070       6,409,291
   10.00%, with various maturities to 2017                 101         107,386
   11.00%, with various maturities to 2019               3,081       3,363,992
   11.50%, with maturity at 2015                           513         568,696
   12.00%, with various maturities to 2019               1,334       1,494,548
   12.25%, with various maturities to 2019               1,399       1,575,793
   12.50%, with various maturities to 2019              10,385      11,779,498
   12.75%, with various maturities to 2015                 580         657,807
   13.00%, with various maturities to 2019               3,060       3,511,645
   13.25%, with various maturities to 2019                 202         233,079
   13.50%, with various maturities to 2015               2,584       2,955,229
   13.75%, with maturity at 2010                            25          28,103
   14.00%, with various maturities to 2016               1,237       1,435,235
   14.50%, with various maturities to 2014                 129         151,222
   14.75%, with maturity at 2010                           472         548,394
   15.00%, with various maturities to 2013                 595         707,324
   15.25%, with maturity at 2012                           140         167,548
   15.50%, with various maturities to 2012                  86         102,570
   16.00%, with various maturities to 2012                  66          79,417
   16.25%, with various maturities to 2012                 104         126,837
------------------------------------------------------------------------------
                                                                 $ 174,268,884
------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                    AMOUNT
                                                    (000'S
                                                    OMITTED)     VALUE
------------------------------------------------------------------------------

Federal National Mortgage Assn.:
   0.25%, with maturity at 2014                       $     74   $      64,085
   3.50%, with maturity at 2007                             64          60,842
   5.00%, with various maturities to 2017                  246         239,325
   5.25%, with maturity at 2006                             99          96,538
   5.50%, with various maturities to 2006                  113         110,831
   5.75%, with maturity at 2003                             36          35,431
   6.00%, with various maturities to 2010                  803         793,039
   6.25%, with various maturities to 2007                  233         232,181
   6.50%, with various maturities to 2017                  569         569,256
   6.75%, with various maturities to 2007                  304         305,251
   7.00%, with various maturities to 2018                1,674       1,686,662
   7.25%, with various maturities to 2017                1,053       1,065,839
   7.50%, with various maturities to 2020                6,825       6,941,663
   7.75%, with various maturities to 2008                  703         716,197
   8.00%, with various maturities to 2022               30,743      31,581,327
   8.25%, with various maturities to 2025               13,217      13,643,843
   8.50%, with various maturities to 2020               16,261      16,846,216
   8.75%, with various maturities to 2017                  766         796,406
   9.00%, with various maturities to 2022               20,688      21,762,319
   9.25%, with various maturities to 2016                2,425       2,553,358
   9.50%, with various maturities to 2016                5,193       5,521,316
   9.75%, with maturity at 2019                            289         309,266
   10.00%, with maturity at 2020                         2,543       2,721,233
   11.00%, with various maturities to 2020               2,348       2,586,736
   11.50%, with various maturities to 2016               3,013       3,354,610
   11.75%, with various maturities to 2015                 972       1,085,851
   12.00%, with various maturities to 2020               8,786       9,880,462
   12.25%, with various maturities to 2015               1,798       2,031,806
   12.50%, with various maturities to 2021               8,773       9,939,802
   12.75%, with various maturities to 2014                 866         983,485
   13.00%, with various maturities to 2027               7,845       8,962,752
   13.25%, with various maturities to 2015               1,294       1,492,422
   13.50%, with various maturities to 2015               4,424       5,157,434
   13.75%, with various maturities to 2014                 103         118,657
   14.00%, with various maturities to 2014                 289         339,730
   14.25%, with various maturities to 2014                 102         119,443
   14.50%, with various maturities to 2014                 174         205,603
   14.75%, with various maturities to 2012               2,417       2,844,369
   15.00%, with various maturities to 2013               2,798       3,333,813
   15.50%, with various maturities to 2012                 551         659,674
   15.75%, with maturity at 2011                            18          21,741
   16.00%, with various maturities to 2012                 194         235,520
------------------------------------------------------------------------------
                                                                 $ 162,006,334
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF JUNE 30, 1999

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

                                                    PRINCIPAL
                                                    AMOUNT
                                                    (000'S
                                                    OMITTED)     VALUE
------------------------------------------------------------------------------
Government National Mortgage Assn.:
   7.25%, with various maturities to 2022             $  2,354   $   2,401,183
   7.50%, with maturity at 2017                            611         629,897
   8.00%, with various maturities to 2017               12,387      12,750,830
   8.25%, with various maturities to 2008                  285         294,774
   8.50%, with various maturities to 2018                1,522       1,585,428
   9.00%, with maturity at 2011                            285         301,222
   11.50%, with maturity at 2013                           127         141,917
   12.00%, with various maturities to 2015               2,068       2,335,229
   12.50%, with various maturities to 2019               8,654       9,843,526
   13.00%, with various maturities to 2014                 711         817,585
   13.50%, with various maturities to 2012                 151         173,449
   14.00%, with maturity at 2015                            34          40,254
   14.50%, with various maturities to 2014                 173         206,488
   15.00%, with various maturities to 2013                 414         498,130
   16.00%, with various maturities to 2012                 187         229,819
------------------------------------------------------------------------------
                                                                 $  32,249,731
------------------------------------------------------------------------------
Collateralized Mortgage Obligations:
   Federal Home Loan Mortgage Corp.
   Series B Class 3, 12.5%, due 2013
   Collateral 100% FHLMC PC                           $     96   $     103,926
   Salomon Brothers Mortgage Securities II, Inc.
   11.5%, due 2015                                         747         774,759
------------------------------------------------------------------------------
                                                                 $     878,685
------------------------------------------------------------------------------
Total Mortgage Pass-Throughs
   (identified cost, $372,849,693)                               $ 369,403,634
------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DEBENTURES -- 18.4%


                                                    PRINCIPAL
                                                    AMOUNT
                                                    (000'S
                                                    OMITTED)     VALUE
------------------------------------------------------------------------------

Federal National Mortgage Assn., 6.00%, 5/15/08(1)    $ 73,000   $  71,015,348
------------------------------------------------------------------------------
Total U.S. Government Agency Debentures
   (identified cost, $73,840,960)                                $  71,015,348
------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 1.7%

                                                    PRINCIPAL
                                                    AMOUNT
                                                    (000'S
                                                    OMITTED)     VALUE
------------------------------------------------------------------------------

U.S. Treasury Bond, 7.125%, 2/15/23(2)                $  6,000   $   6,650,628
------------------------------------------------------------------------------
Total U.S. Treasury Obligations
   (identified cost, $6,328,125)                                 $   6,650,628
------------------------------------------------------------------------------
Total Investments -- 115.6%
   (identified cost $453,018,778)                                $ 447,069,610
------------------------------------------------------------------------------
Other Assets, Less Liabilities -- (15.6)%                        $ (60,287,278)
------------------------------------------------------------------------------
Net Assets -- 100%                                               $ 386,782,332
------------------------------------------------------------------------------

(1)  A portion of this security is on loan at June 30, 1999.
(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF JUNE 30, 1999

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 1999
Assets
----------------------------------------------------------------------
Investments, at value (identified cost, $453,018,778)    $ 447,069,610
Cash                                                            92,329
Receivable for investments sold                              1,836,958
Interest receivable                                          3,962,246
----------------------------------------------------------------------
TOTAL ASSETS                                             $ 452,961,143
----------------------------------------------------------------------
Liabilities
----------------------------------------------------------------------
Collateral for securities loaned                         $  63,158,401
Demand note payable                                          2,800,000
Payable for daily variation margin on open
   financial futures contracts                                 150,010
Payable to affiliate for Trustees' fees                         18,261
Other accrued expenses                                          52,139
----------------------------------------------------------------------
TOTAL LIABILITIES                                        $  66,178,811
----------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN
   PORTFOLIO                                             $ 386,782,332
----------------------------------------------------------------------
Sources of Net Assets
----------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals  $ 392,620,150
Net unrealized depreciation (computed on the basis of
   identified cost)                                         (5,837,818)
----------------------------------------------------------------------
TOTAL                                                    $ 386,782,332
----------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED
JUNE 30, 1999
Investment Income
----------------------------------------------------------------------
Interest                                                 $  17,641,023
----------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                  $  17,641,023
----------------------------------------------------------------------

Expenses
----------------------------------------------------------------------
Investment adviser fee                                   $   1,528,807
Trustees fees and expenses                                      19,369
Custodian fee                                                  110,605
Legal and accounting services                                   19,116
Miscellaneous                                                   44,602
----------------------------------------------------------------------
TOTAL EXPENSES                                           $   1,722,499
----------------------------------------------------------------------

NET INVESTMENT INCOME                                    $  15,918,524
----------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)       $  (4,233,218)
   Financial futures contracts                                  38,803
----------------------------------------------------------------------
NET REALIZED LOSS                                        $  (4,194,415)
----------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                   $ (13,452,742)
   Financial futures contracts                                  60,938
----------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)     $ (13,391,804)
----------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                         $ (17,586,219)
----------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS               $  (1,667,695)
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF JUNE 30, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

                                          SIX MONTHS ENDED
Increase (Decrease)                       JUNE 30, 1999       YEAR ENDED
in Net Assets                             (UNAUDITED)         DECEMBER 31, 1998
--------------------------------------------------------------------------------
From operations --
   Net investment income                     $   15,918,524      $    34,090,075
   Net realized gain (loss)                      (4,194,415)           4,112,519
   Net change in unrealized
      appreciation (depreciation)               (13,391,804)         (12,945,586)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                           $   (1,667,695)     $    25,257,008
--------------------------------------------------------------------------------
Capital transactions --
   Contributions                             $   50,680,296      $   187,817,118
   Withdrawals                                  (83,241,064)        (225,170,325)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                              $  (32,560,768)     $   (37,353,207)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                   $  (34,228,463)     $   (12,096,199)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of period                       $  421,010,795      $   433,106,994
--------------------------------------------------------------------------------
AT END OF PERIOD                             $  386,782,332      $   421,010,795
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF JUNE 30, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                          SIX MONTHS
                                          ENDED                                    YEAR ENDED DECEMBER 31,
                                          JUNE 30, 1999       -----------------------------------------------------------------
                                          (UNAUDITED)           1998          1997          1996          1995          1994
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
-------------------------------------------------------------------------------------------------------------------------------
Expenses                                            0.85%(1)      0.89%         0.83%         0.82%         0.82%         0.80%
Net investment income                               7.88%(1)      7.85%         7.95%         7.88%         7.82%         8.03%
Portfolio turnover                                     6%           48%           20%           11%           19%           35%
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S
   OMITTED)                                     $386,782      $421,011      $433,107      $455,523      $521,789      $515,670
-------------------------------------------------------------------------------------------------------------------------------

(1)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF JUNE 30, 1999

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 Significant Accounting Policies
-------------------------------------------
   Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Mortgage backed, "pass-through" securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than mortgage backed, "pass-through" securities) are normally valued at the mean between the latest available bid and asked prices for securities for which the over-the-counter market is the primary market. Debt securities may also be valued on the basis of valuations furnished by a pricing service. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value.

 B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

 C Gains and Losses From Security Transactions -- For book purposes, gains or losses are not recognized until disposition. For federal tax purposes, the Portfolio has elected, under Section 1092 of the Internal Revenue Code, to utilize mixed straddle accounting for certain designated classes of activities involving options and financial futures contracts in determining recognized gains or losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to-market on a daily basis resulting in the recognition of taxable gains or losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

 D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 E Written Options -- Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

 F Purchased Options -- Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF JUNE 30, 1999

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. For tax purposes, the Portfolio's options are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

 G Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

   If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. For tax purposes, such futures contracts are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

 H Other -- Investment transactions are accounted for on the date the investments are purchased or sold.

 I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 J Interim Financial Statements -- The interim financial statements relating to
   June 30, 1999 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Purchases and Sales of Investments
-------------------------------------------
   Purchases, sales and paydowns of investments, other than short-term obligations, aggregated $30,527,517, $3,897,382 and $64,158,890, respectively.

3 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. For the six months ended June 30, 1999, the fee was equivalent to 0.75% (annualized) of the Portfolio's average net assets for such period and amounted to $1,528,807. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 1999, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

4 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $130 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the six months ended June 30, 1999 was $1,415,017 and the average interest rate was 5.09%. The maximum borrowing outstanding at any time during the six months ended June 30, 1999 was $11,346,000. As of June 30, 1999, $2,800,000
   was outstanding.

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF JUNE 30, 1999

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

5 Securities Lending Agreement
-------------------------------------------
   The Portfolio has established a securities lending agreement with a broker in which the Portfolio lends portfolio securities to the broker in exchange for collateral consisting of either cash or U.S. government securities. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received. At June 30, 1999, the value of the securities loaned and the value of the collateral amounted to approximately $63,000,000 and $64,000,000, respectively.

6 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investment securities owned at June 30, 1999, as computed on a federal income tax basis, were as follows:

AGGREGATE COST                            $ 451,938,282
-------------------------------------------------------
Gross unrealized appreciation             $   2,079,266
Gross unrealized depreciation                (6,947,938)
-------------------------------------------------------
NET UNREALIZED DEPRECIATION               $  (4,868,672)
-------------------------------------------------------

7 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 1999 is as follows:

                             FUTURES CONTRACTS
---------------------------------------------------------------------------
EXPIRATION                                                  NET UNREALIZED
DATE          CONTRACTS                       POSITION       APPRECIATION
---------------------------------------------------------------------------
9/99          200 US Treasury Five Year
              Note Futures                    Short             $111,350

   At June 30, 1999, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

GOVERNMENT OBLIGATIONS PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Susan Schiff
Vice President and
Portfolio Manager

Mark S. Venezia
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

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